UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road
Stamford, CT  06905

(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street
Boston, MA  02110

 (Name and address of agent for service)

Registrant's telephone number, including area code:  1-866-921-7591

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR
Buyout Investors, LLC

INVESTOR REPORT

For the Year Ended
March 31, 2010

Excelsior Buyout Investors, LLC
For The Year Ended March 31, 2010

Excelsior Buyout Investors, LLC
Schedule of Investments
March 31, 2010

Percent Owned(D)	Underlying Funds(A), (B), (E)	Acquisition Dates(C)	Commitment	Cost	Fair Value	% of Net Assets(F)
Distressed Investment
0.37%	MatlinPatterson Global Opportunities Partners, L.P.	06/04 – 06/09	$6,012,090	$—	$703,389	1.64%
0.25%	OCM Principal Opportunities Fund II, L.P.	06/04 – 12/04	4,008,060	—	875,874	2.05%
			10,020,150	—	1,579,263	3.69%
Domestic Buyout
0.46%	2003 Riverside Capital Appreciation Fund, L.P.	06/04 – 12/09	3,674,055	1,483,456	3,732,359	8.73%
0.72%	Berkshire Fund VI, L.P.	06/04 – 06/09	13,360,200	3,101,118	11,736,904	27.44%
2.27%	Blue Point Capital Partners, L.P.	06/04 – 11/08	6,012,090	—	1,295,642	3.03%
0.93%	Blum Strategic Partners II, L.P.	06/04 – 10/09	10,020,150	—	2,431,378	5.69%
0.60%	Catterton Partners V, L.P.	06/04 – 12/09	3,674,055	1,968,145	2,858,217	6.68%
1.85%	Charlesbank Equity Fund V, L.P.	06/04 – 01/10	10,020,150	73,660	7,923,734	18.53%
1.03%	Lincolnshire Equity Fund III, L.P.	12/04 – 01/10	4,835,120	1,186,427	4,350,576	10.17%
			51,595,820	7,812,806	34,328,810	80.27%
European Buyout
0.96%	Advent Global Private Equity IV – A, L.P.	06/04 – 06/09	5,010,075	—	1,388,147	3.24%
0.33%	Cognetas Fund, L.P. (fka. Electra European Fund, L.P.)(G)	06/04 – 12/04	5,651,253	—	632,470	1.48%
			10,661,328	—	2,020,617	4.72%
	TOTAL INVESTMENTS		$72,277,298	$7,812,806	37,928,690	88.68%
	OTHER ASSETS & LIABILITIES (NET)				4,839,648	11.32%
	NET ASSETS				$42,768,338	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2010, aggregated $7,812,806. Total fair value of illiquid and restricted securities at March 31, 2010 was $37,928,690 or 88.68% of net assets.
(C)	Acquisition dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Represents the Fund’s capital balance as a percentage of the Underlying Fund’s total capital or the Fund’s commentment as a percentage of the Underlying Fund’s total commitments.
(E)	The estimated cost of the Underlying Funds at March 31, 2010, for Federal income tax purposes aggregated $23,921,388. The net and gross unrealized appreciation for Federal income tax purposes is estimated to be $14,007,302.
(F)	Calculated as fair value divided by the Fund’s Net Assets.
(G)	Investment is denominated in Euros. Values shown are in U.S. dollars.

Excelsior Buyout Investors, LLC
Statement of Assets, Liabilities and Net Assets
March 31, 2010

ASSETS:
Investments, at fair value (Cost $7,812,806) (Note 2)	$37,928,690
Cash and cash equivalents (Note 2)	7,839,462
Interest receivable and other assets	12,289
Total Assets	45,780,441
LIABILITIES:
Accrued incentive carried interest	2,673,937
Professional fees payable	181,244
Management fees payable	106,121
Administration fees payable	28,750
Printing fees payable	8,968
Board of Managers’ fees payable	8,750
Custody fees payable	1,768
Miscellaneous payable	2,565
Total Liabilities	3,012,103
NET ASSETS	$42,768,338
NET ASSETS consist of:
Members’ Capital Paid-in*	$63,610,000
Members’ Capital Distributed	(73,140,908)
Inception-to-date realized gains and net investment income / (loss)	22,183,362
Accumulated unrealized appreciation on investments	30,115,884
Total Net Assets	$42,768,338
Units of Membership Interests Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$668.10

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

Excelsior Buyout Investors, LLC
Statement of Operations
For the year ended March 31, 2010

INVESTMENT INCOME:
Interest income	$3,527
Total Income	3,527
EXPENSES:
Management fees	391,859
Professional fees	269,039
Administration fees	115,000
Board of Managers’ fees	58,092
Printing fees	16,014
Insurance expense	15,983
Custodian fees	12,942
Other expenses	25,716
Total Expenses	904,645
NET INVESTMENT LOSS	(901,118)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	907,315
Net change in unrealized appreciation on investments	9,254,344
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,161,659
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	9,260,541
Net change in incentive carried interest	(439,021)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$8,821,520

Excelsior Buyout Investors, LLC
Statements of Changes in Net Assets

	For the years ended March 31,
	2010	2009
OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(901,118)	$(838,923)
Net realized gain on investments	907,315	2,193,218
Net change in unrealized appreciation (depreciation) on investments	9,254,344	(11,883,660)
Net change in incentive carried interest	(439,021)	526,474
Net increase (decrease) in Net Assets resulting from operations after incentive carried interest	8,821,520	(10,002,891)
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net (decrease) in net assets resulting from distributions to members	(480,112)	(9,282,175)
Net increase (decrease) in Net Assets	8,341,408	(19,285,066)
NET ASSETS:
Beginning of year	34,426,930	53,711,996
End of year	$42,768,338	$34,426,930

Excelsior Buyout Investors, LLC
Statement of Cash Flows
For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in Net Assets resulting from operations after incentive carried interest	$8,821,520
Contributions to investments in Underlying Funds	(2,306,858)
Distributions received from Underlying Funds	3,893,048
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(907,315)
Net change in unrealized appreciation on investments	(9,254,344)
Changes in assets and liabilities related to operations
(Increase)/Decrease in interest receivable and other assets	(5,170)
Increase/(Decrease) in accrued incentive carried interest	439,021
Increase/(Decrease) in professional fees payable	45,058
Increase/(Decrease) in management fees payable	21,078
Increase/(Decrease) in administration fees payable	9,581
Increase/(Decrease) in printing fees payable	(339)
Increase/(Decrease) in Board of Managers’ fees payable	6,500
Increase/(Decrease) in custody fees payable	(1,302)
Increase/(Decrease) in miscellaneous payable	136
Net cash provided by (used in) operating activities	760,614
CASH FLOWS FOR FINANCING ACTIVITIES
Distributions to Members	(621,287)
Net cash provided by (used in) financing activities	(621,287)
Net change in cash and cash equivalents	139,327
Cash and cash equivalents at beginning of year	7,700,135
Cash and cash equivalents at end of year	$7,839,462
SUPPLEMENTAL INFORMATION
Non-cash stock distributions received from Underlying Fund	$121,466

Excelsior Buyout Investors, LLC
Financial Highlights — Selected Per Unit Data and Ratios

	Fiscal Years Ended March 31
	2010	2009	2008	2007	2006
Per Unit Operating Performance:(1)
NET ASSET VALUE, BEGINNING OF PERIOD(2)	$537.79	$839.05	$957.42	$980.62	$1,068.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(14.08)	(13.10)	(4.54)	(0.58)	(1.68)
Net realized and unrealized gain/(loss) on investments	158.75	(151.38)	230.62	232.03	137.89
Net change in incentive carried interest	(6.86)	8.22	(19.39)	(9.65)	(3.87)
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	137.81	(156.26)	206.69	221.80	132.34
DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Capital due to distributions to Members	(7.50)	(145.00)	(325.06)	(245.00)	(220.00)
NET ASSET VALUE, END OF PERIOD	$668.10	$537.79	$839.05	$957.42	$980.62
TOTAL NET ASSET VALUE RETURN(1), (2)	25.62%	(20.29)%	24.82%	26.00%	13.07%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$42,768	$34,427	$53,712	$61,289	$62,774
Ratios to Average Net Assets:(3)
Expenses excluding incentive carried interest	2.43%	2.11%	1.86%	1.75%	1.68%
Net change in Incentive carried interest	1.18%	(1.19)%	2.14%	1.02%	0.37%
Expenses plus incentive carried interest	3.61%	0.92%	4.00%	2.77%	2.05%
Net investment (loss) excluding incentive carried interest	(2.42)%	(1.90)%	(0.50)%	(0.06)%	(0.16)%
Portfolio Turnover Rate(4)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested at the Fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been 16.77% for the fiscal year ended March 31, 2010.
(3)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(4)	Distributions from Underlying Funds for the years ended March 31, 2010, 2009, 2008, 2007, 2006 are $3,893,048, $5,314,717, $24,343,909, $16,092,133, and $16,810,926, respectively, and are not included in the calculation.
The Underlying Funds’ expense ratios have been obtained from audited financials for the fiscal year ended December 31, 2009, but are unaudited information in these Financial Statements. The range for these ratios is given below:

Underlying Funds’ Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	0.20% – 2.37%
Incentive Carried interest	(2.27)% – 14.63%
Expenses plus incentive carried interest	(1.92)% – 15.96%
The Underlying Funds’ management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Underlying Fund seeks to exit investments. The Underlying Funds’ incentive fees are generally 20% of profits generated by the Underlying Funds.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2010
Note 1 — Organization
Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s Investment Adviser (as defined below). The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser for the Fund. BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

On March 11, 2008, the Fund’s Board of Managers approved a transfer of the former investment adviser’s rights and obligations under the Advisory Agreement to BACA (the “Transfer”). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies
A.  Basis of Accounting:
The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.  Recent Accounting Pronouncements:
FASB Accounting Standards Codification (“ASC”) (ASC 105-10) — In July 2009, the Financial Accounting Standards Board (“FASB”) implemented the FASB Accounting Standards Codification (the “Codification”) as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification was effective for the Fund in 2009 and did not affect the Fund’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (ASC 820-10) — In April 2009, the FASB issued amended accounting principles related to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Specifically, these amended principles list factors which should be evaluated to determine whether a transaction is orderly, clarify that adjustments to observed transaction prices or price quotations may be necessary when the volume and level of activity for an asset or liability have decreased significantly, and provide guidance for determining the concurrent weighting of the transaction price relative to fair value indications from other valuation techniques when estimating fair value. The Fund adopted these amended accounting principles in 2009 and adoption did not affect the Fund’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

Subsequent Events (ASC 855) — In May 2009, the FASB issued amended accounting principles related to subsequent events, which codify the guidance regarding the recognition or disclosure of events occurring subsequent to the balance sheet date. These amended principles do not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but require disclosure of the date through which subsequent events were evaluated when determining whether recognition or disclosure in the financial statements is required. These amended principles were effective for the Fund in 2009. For the fiscal year ended March 31, 2010, the Investment Adviser evaluated subsequent events through the issuance date of the financial statements and determined no events occurred requiring recognition or disclosure in the financial statements. Since these amended principles require only additional disclosures concerning subsequent events, adoption of the standard did not affect the Fund’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statement of Changes in Net Assets or Statement of Cash Flows. See note 9, Subsequent Events, for further discussion.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-12, “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain underlying funds and requires additional disclosures about interests in underlying funds. ASU No. 2009-12 is effective for financial statements issued for reporting periods ending after December 15, 2009. The Fund adopted the ASU in 2009. Because the Fund’s current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Fund’s Statement of Assets, Liabilities and Net Assets, Statement of Operations, Statements of Changes in Net Assets or Statement of Cash Flows.

C.  Valuation of Investments:
The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Underlying Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Fund believes to be reliable. The Board recognizes that the primary responsibility for valuation of interests in an Underlying Fund rests with the manager of the Underlying Fund and that none of the Board or the valuation committee of the Board (the “Valuation Committee”) will be able to confirm independently the accuracy of valuations of such interests provided by Underlying Funds. Generally, the value of each Underlying Fund is determined to be that value reported to the Fund by the Underlying Fund as of each quarter-end, determined by the Underlying Fund in accordance with its own valuation policies.

While the Investment Adviser may rely on an Underlying Fund’s valuation mechanics, the Investment Adviser must maintain effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Underlying Funds, the Investment Adviser takes into consideration all reasonably available information from Underlying Funds related to valuation. If the Investment Adviser determines that an Underlying Fund’s value as reported by that Underlying Fund does not represent current value, or in the event an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, then the Underlying Fund is valued at its fair value in accordance with the Procedures. In determining fair value of an Underlying Fund, the Investment Adviser shall recommend a value for such Underlying Fund for approval by the Valuation Committee that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Underlying Fund if the Fund were able to redeem its interests in the Underlying Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” (formerly statement of Financial Accounting Standard (“SFAS”) No. 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.
Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund’s investments in the Underlying Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices are typically not available.

Most Underlying Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the Underlying Fund (i.e., committed capital) which is then drawn down over a specified period of the Underlying Fund’s life. Such Underlying Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Underlying Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market”. These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of March 31, 2010.

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Underlying Funds	$—	$—	$37,928,690	$37,928,690
Totals:	$—	$—	$37,928,690	$37,928,690
The following table includes a rollforward of the amounts for the year ended March 31, 2010 for investments classified within level 3. The classification of an investment within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments in Underlying Funds
Balance as of April 1, 2009	$29,353,221
Net change in accumulated unrealized appreciation (depreciation) on investments	9,254,344
Net contributions/(distributions)	(1,586,190)
Net realized gain on investments	907,315
Balance as of March 31, 2010	$37,928,690
All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Underlying Funds as of March 31, 2010 is one to four years with the possibility of extensions in each of the Underlying Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities and Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

D.  Cash and Cash Equivalents:
Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2010, the Fund did not hold any cash equivalents.

E.  Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F.  Investment Gains and Losses:
Distributions of cash or in-kind securities from an Underlying Fund are recorded as a return of capital to reduce the cost basis of the Underlying Fund. In-kind securities received from an Underlying Fund are recorded at fair value.

Distributions are recorded when they are received from the Underlying Funds as there are no redemption rights with respect to the Underlying Funds. The Fund may also recognize realized losses based upon information received from the underlying fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation (depreciation) on investments, within the Statement of Operations, includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Underlying Fund.

G.  Income Taxes:
The Fund is treated as a partnership for tax reporting; tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. Based on the amounts reported to the Fund on Schedule K-1 as of 2009, and after adjustment for purchases and sales between 2009 and March 31, 2010, the estimated cost of the Underlying Funds at March 31, 2010 for federal tax purposes is $23,921,388. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at March 31, 2010 is $14,007,302.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions). The Managing Member has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. Open tax years of the Fund vary by jurisdiction and remain subject to examination by the applicable taxing authorities.

H.  Distribution Policy:
Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;
(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and
(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.
The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of March 31, 2010, the Investment Adviser has not received any distributions.

I.  Contribution Policy:
Units are issued when contributions are paid. Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

J.  Restrictions on Transfers:
Interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K.  Fees of the Underlying Funds:
Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds. These fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Underlying Funds.

L.  Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in an Underlying Fund denominated in Euros. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

M.  Incentive Carried Interest:
The net change in Incentive Carried Interest, defined in Note 3 below, is accrued each quarter and disclosed at each quarter-end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2H above.

Note 3 — Management Fee, Administration Fee and Related Party Transactions
Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2H above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2010, the accrued and unpaid Incentive Carried Interest was $2,673,937.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Underlying Funds including, but not limited to, quarterly portfolio reviews related to the Underlying Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PNC Global Investment Servicing U.S., Inc. (“PNCGIS”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PNCGIS a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $37,667 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses. For the year ended March 31, 2010, the aggregate fees paid to PNCGIS for all services is $164,026.

The Board is made up of three Managers who are not “interested persons” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Underlying Funds in which the Fund invests and with companies in which the Underlying Funds invest.

Note 4 — Capital Commitments of Fund Members to the Fund
As of March 31, 2010, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

Note 5 — Capital Commitments of the Fund to the Underlying Funds
As of March 31, 2010, the Fund had unfunded investment commitments to the Underlying Funds totaling $5,086,970 as listed.

Fund Investments:	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$298,962
Advent Global Private Equity IV - A, L.P.	200,400
Berkshire Fund VI, L.P.	1,139,077
Blue Point Capital Partners, L.P.	1,100,018
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	125,657
Charlesbank Equity Fund V, L.P.	310,517
Cognetas Fund, L.P.(a)	334,647
Lincolnshire Equity Fund III, L.P.	1,151,316
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—
Total	$5,086,970

(a)	The Fund’s unfunded commitment to Cognetas Fund, L.P. is €247,703 translated at the March 31, 2010 foreign exchange rate of 1.351.
Note 6 — Description of the Underlying Funds
Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investments in the Underlying Funds.

The following Underlying Funds represent 5% or more of the net assets of the Fund. Thus, the Underlying Funds’ investment objectives and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. represents 8.73% of the net assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments.

Berkshire Fund VI, L.P. represents 27.44% of the net assets of the Fund. The objective of the Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

Blum Strategic Partners II, L.P. represents 5.69% of the net assets of the Fund. The objective of the Blum Strategic Partners II, L.P. is to provide investors with superior returns by making investments in securities in operating companies.

Catterton Partners V, L.P. represents 6.68% of the net assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 18.53% of the net assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

Lincolnshire Equity Fund III, L.P. represents 10.17% of the net assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Included within the underlying investment portfolio of these Underlying Funds are two investments that represent 5% or more of the net assets of the Fund.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at March 31, 2010 and represents approximately 5.33% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2010 is $2,281,614.

Trailer Investment LLC, a manufacturing company, is held in Lincolnshire Equity Fund III, L.P. at March 31, 2010 and represents approximately 5.13% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2010 is $2,193,431.

Note 7 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Underlying Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk
The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in the Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of investments.

Note 9 — Subsequent Events
The Fund has evaluated all events subsequent to the balance sheet date of March 31, 2010, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Managers and Members of
Excelsior Buyout Investors, LLC:

In our opinion, the accompanying statement of assets, liabilities and net assets, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC (the“Fund”) at March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2010 by correspondence with the custodian and the underlying portfolio funds, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2006, were audited by other auditors whose report dated May 25, 2006, expressed an unqualified opinion on such financial statements.

As explained in Note 2, the financial statements include investments held by the Fund valued at $37,928,690 (88.68% of the Fund's net assets) at March 31, 2010, the values of which have been fair valued by the Adviser based on estimates provided by each Underlying Fund, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

PricewaterhouseCoopers LLP
Boston, MA
May 28, 2010

Excelsior Buyout Investors, LLC
Supplemental Proxy Information
Proxy Voting and Form N-Q
A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2010.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-921-7951.

Excelsior Buyout Investors, LLC
Fund Management (Unaudited)
Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen
Disinterested Managers
Virginia G. Breen c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since May 2003	Partner, Blue Rock Capital (8/95 to present); also a director of Excelsior LaSalle Property Fund Inc. and manager of UST Global Private Markets Fund, LLC. Also a director of Modus Link Global Solutions, Inc. and manager of UBS Credit Recovery Fund, L.L.C., UBS Equity Opportunity Fund, L.L.C., UBS Equity Opportunity Fund II, L.L.C., UBS Event Fund, L.L.C., UBS M2 Fund, L.L.C., UBS Multi-Strat Fund, L.L.C., UBS Technology Partners, L.L.C., UBS Eucalyptus Fund, L.L.C., UBS Juniper Crossover Fund, L.L.C., UBS Tamarack International Fund, L.L.C., UBS Willow Fund, L.L.C.	3
Jonathan B. Bulkeley c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since May 2003	CEO of Scanbuy, a wireless software company (2/06 to present); Managing Partner of Achilles Partners (03/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a director of Excelsior LaSalle Property Fund Inc. and manager of UST Global Private Markets Fund, LLC, and director of Spark Networks, Inc. and DEX One Corporation.	3
Thomas F. McDevitt c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since May 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Excelsior LaSalle Property Fund Inc. and manager of UST Global Private Markets Fund, LLC.	3

Excelsior Buyout Investors, LLC
Fund Management (Unaudited)
Information pertaining to the Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Officers who are not managers
James D. Bowden Bank of America Capital Advisors LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since July, 2008	Managing Director, Alternative Investment Asset Management, Bank of America and Executive Vice President, Bank of America Capital Advisors LLC (since 1998).	N/A
Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since April 2007	Managing Director, Alternative Investment Asset Management, Bank of America (7/07 to 5/08); Director (4/07 to 5/08), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).	N/A
Mathew J. Ahern Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since March 2009	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America, and Senior Vice President, Bank of America Capital Advisors LLC (12/02 to present).	N/A
Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term — Indefinite; Length — since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).	N/A
Robert M. Zakem One Financial Center Boston, MA 02111 (Born 1958)	Chief Compliance Officer	Term — Indefinite; Length — since June 2009	GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services — US, UBS Financial Services, Inc. (12/04 to 07/06).	N/A
All Officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

The Statement of Additional Information includes additional information about the Managers of the Company and is available, without charge, upon request by calling (866)-921-7951.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Chief Financial Officer.  The Registrant has not made any amendments or granted any waivers to its code of ethics during the covered period.  A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

	FYE 3/31/10	FYE 3/31/09
4(a) Audit Fees	$ 65,700	$ 65,700
4(b) Audit Related Fees	$ 0	$ 0
4(c) Tax Fees	$ 23,000	$ 36,750
4(d) All Other Fees	$ 0	$ 0

(e)(1)
The Registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the Registrant and (ii) any non-audit services performed by the accountants for the Registrant’s investment adviser and control persons of the adviser that provide ongoing services to the Registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the Registrant.  The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee.  Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Registrant’s audit committee charter.

(e)(2)	Not Applicable.

(f)	Not Applicable.

(g)
The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2010, were $23,000 and $0, respectively. The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2009, were $36,750 and $0, respectively.

(h)
The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. The Proxy Voting Policies are attached herewith.

ALTERNATIVE INVESTMENT ADVISORS
Banc of America Investment Advisors, Inc.
Bank of America Capital Advisors, LLC
U.S. Trust Hedge Fund Management, Inc.
(Collectively, “AI Advisors”)

Applicability: Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:	January 31, 2010

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where an AI Advisor has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the AI Advisor will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the AI Advisor sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The AI Advisor will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI will, upon the reasonable request of a current investor, provide the current investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

AI will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Supervision
For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The AI Advisor may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and GWIM Risk and Compliance Senior Management and to the boards of the registered funds, if applicable.

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description ofRole of Portfolio Manager(s) or Management Team Members

Mr. Matthew Ahern is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern, born 1969, joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous relationships for BACA for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective investments in Underlying Funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2010:

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$211,620,000	23	$2,060,949,385	1	$12,162,935

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$211,620,000	17	$1,703,116,885	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2010:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation and the Company's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Company or any other portfolio relative to any benchmark, or to the size of the Company. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2010:

Ownership of Fund Securities

The Portfolio Manager owns approximately $0 of interests in the Registrant.

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                      Excelsior Buyout Investors, LLC

By (Signature and Title)*                   /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date    6/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date     6/11/2010

By (Signature and Title)*                    /s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer

Date      6/11/2010

* Print the name and title of each signing officer under his or her signature.